1 BEC Q4 2009 Conf Call & Webcast Presentation 2/11/10 - 1 Beckman Coulter Q4 2009 – Financial Presentation Scott Garrett Chairman, President & Chief Executive Officer Exhibit 99.2

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 2
Key Observations
Q4 2009
Excellent finish to a solid year:
#1 Recurring Revenue
(ex Olympus & cc)
:
Full year                  6.5%
#2 Olympus:
Revenue acceleration to $120M
Accretive to adjusted EPS
#3 Expanded Earnings and Cash Flow
Adjusted EPS:     $1.29 (ex Olympus intangibles amortization)
Free Cash Flow YTD:    $238M
#4
2010: Anticipate continued above-market growth

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 3
Growth in Diagnostics (ex Olympus)
6.4% (cc)
Immunoassay and Hemostasis grew above market
Access Immunoassay        9.5% (cc)
Recurring Revenue:  Q4 2009
($ millions)
$989.6
17.8%
$120.2 $869.4
3.6%
Total Revenue
% Chg in constant currency
$766.4
21.7%
$102.6 $663.8
5.6%
Total Recurring Revenue
% Chg in constant currency
Consolidated
Olympus
Diagnostics
Beckman
Coulter
Product Area

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 4
Diagnostics
Customer preference for OTLs
Life Science
Rebound in Europe and Japan
Cash Instrument Sales:  Q4 2009
($ millions)
$223.2
6.0%
$17.6 $205.6
(2.3%)
Total Cash Instrument Sales
% Chg in constant currency
Consolidated
Olympus
Diagnostics
Beckman
Coulter
Product Area

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 5
Revenue by Geography:  Q4 2009
($ millions)
$445.4
9.0%
$37.7 $407.7
(0.3%)
United States
% Chg
$544.2
26.8%
$82.5 $461.6
7.6%
International
% Chg in constant currency
Consolidated
Olympus
Diagnostics
Beckman
Coulter
United States:
Recurring revenue up mid-single digits
Diagnostics:  Robust growth in Hemostasis; weakness in
Clinical Automation and Flow Cytometry
Life Science:  Lower instrument sales
International:
Strong growth in China and Diagnostics recurring revenue

6 BEC Q4 2009 Conf Call & Webcast Presentation 2/11/10 - 6 Beckman Coulter Q4 2009 – Financial Presentation Charlie Slacik SVP & Chief Financial Officer

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 7
Adjusted P & L:  Q4 2009
($ millions)
$132.8
$91.8
Pretax income
After tax income
$7.4 Amortization of intangible assets*
$355.5
173.6
$529.1
Cost of Sales
Cost of recurring revenue
Cost of cash instrument sales
TOTAL
$1.29*
2.7%
EPS diluted
% Chg
$766.4
21.7%
223.2
6.0%
$989.6
17.8%
$102.6
17.6
$120.2
$663.8
5.6%
205.6
(2.3%)
$869.4
3.6%
Revenue:
Recurring revenue
% Chg in constant currency
Cash instrument sales
% Chg in constant currency
TOTAL
% Chg in constant currency
$155.8*
15.7%
Operating Income
Margin
Consolidated
Olympus
Diagnostics Beckman Coulter
*Excludes Olympus intangibles amortization of $6M.

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 8
Adjusted P & L:   2009 Year
($ millions)
$358.6
$263.0
Pretax income
After tax income
$30.0 Amortization of intangible assets*
$1,223.3
512.5
$1,735.8
Cost of Sales
Cost of recurring revenue
Cost of cash instrument sales
TOTAL
$3.90*
11.1%
EPS diluted
% Chg
$2,645.2
12.9%
615.4
(11.3%)
$3,260.6
7.5%
$158.5
26.8
$185.3
$2,486.7
6.5%
588.6
(15.0%)
$3,075.3
1.6%
Revenue:
Recurring revenue
% Chg in constant currency
Cash instrument sales
% Chg in constant currency
TOTAL
% Chg in constant currency
$426.5*
13.1%
Operating Income
Margin
Consolidated
Olympus
Diagnostics Beckman Coulter
*Excludes Olympus intangibles amortization of $10M.

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 9
2009 Outlook vs Actuals
(Adjusted)
2009 Outlook 2009 Actuals
Total revenue:
Reported *
Constant Currency *
Flat
0% to 2%
(0.8%)
1.6%
Recurring rev.  (cc) *
6% to 7% 6.5%
Op income margin **
~ 13% 13.1%
Tax rate ~ 25% 26.7%
EPS: Consolidated **
$3.77 to $3.87 $3.90
*
Excludes Olympus
**
Excludes Olympus intangibles amortization

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 10
Balance Sheet & Cash Flow
Full Year 2009
CAPEX:          $30M
Increase in PP&E CAPEX offset by lower OTL CAPEX
DSO:               3 day improvement
Inventory turns (ex Olympus):        3.4 to 3.2 (cc)
Adjusted EBITDA TTM:    $739M         19%
Operating cash flow:        $560M
Free cash flow:                 $238M

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 11
Olympus Integration
Progress to Date
2010 Anticipated synergies:    $50 to $60 million
Commercial integration complete
Olympus Immunoassay closure
Rationalized Chemistry systems development
Processing business on Olympus systems / moving to Oracle
Anticipated synergies offset by revenue impact:
OTL transition – $30M
Distribution agreements - $35M

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 12
2010 Outlook*
Total revenue $3.8 B to $3.9 B
Olympus
$480 M - $500 M
BEC recurring revenue
6% to 8%
Op Margin
~
13.5%
Non-Op expense $88 M
Tax rate 26% to 27%
Share count 71.3 M
Adjusted EPS ** $4.40 to $4.55
CAPEX $375 M
Depreciation & Amortization $350M to $375 M
*    2010 outlook is based on currency exchange rates of $1.50 per Euro and 90 Yen per $1.00 and excludes anticipated restructuring charges associated with the Olympus acquisition and other site consolidation costs of up to $55 million
** Excludes $0.24 of Olympus intangibles amortization

BEC Q4 2009 Conf Call &
Webcast Presentation 2/11/10 - 13
Forward-Looking Statements and
Non-GAAP Financial Information
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  The forward-looking statements expectations, estimates, forecasts and projections about the company and are subject to risks and uncertainties, some of which may be beyond the company’s control, that could cause actual results and events to differ materially from those stated in the forward-
looking statements. These risks and uncertainties include our ability to compete effectively; legal and regulatory changes, oversight or activities, including pending health care reform; market demand for the company’s new and existing products; intellectual property infringement claims by others and the ability to protect the company’s intellectual property; difficulty in obtaining materials and components for our products; consolidation of our customer base; formation of group purchasing organizations and changes in customer inventory levels and inventory management practices; reductions in government funding to our customers; foreign currency exchange fluctuations; global market, economic and political conditions and natural disasters; costs associated with our supply chain initiatives; tax risks and regulations;
changes in the value of our investment in marketable securities; and our ability to successfully acquire and integrate acquired businesses and realize the anticipated benefits from such acquisitions, including our acquisition of the lab-based diagnostics business of Olympus Corporation.  Additional factors that could cause actual results to differ are discussed in Part I, Item 1A (Risk Factors) of the Company’s
Form 10-K filed with the SEC on February 23, 2009 as well as in the Company’s Form 10-Q filed since then and reports on Form 8-K.  Forward-looking statements contained in this presentation are made only as of the date hereof, and we undertake no obligation to update these disclosures except as may be required by law.
The financial information provided in this presentation uses non-GAAP financial measures.
Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures and management’s view about the usefulness of the information to investors can be found in our fourth quarter earnings release filed with our Form 8-K dated February 11, 2010 and also is available on our website at www.beckmancoutler.com under Investor Relations “What’s Ahead.”